Wildermuth Fund

Supplement dated March 1, 2024, to the Wildermuth Fund Class I Shares Prospectus and
Statement of Additional Information (“SAI”), each dated July 29, 2022

I.	At a special meeting held on February 29, 2024 (the “Special Meeting”), shareholders voted to approve a new investment advisory agreement between the Wildermuth Fund and BW Asset Management Ltd (“BWAM”). Accordingly, all references to Wildermuth Advisory, LLC as the Fund’s investment adviser in the Prospectus and SAI are hereby deleted and replaced with BWAM. Additionally, the Fund’s management fee has changed to an annual rate of 2.0% of the Fund’s net assets as the close of the last business day of each month.

II.	Also at the Special Meeting, shareholders elected the following three Trustees to the Trust: Donald R. Henry (current Independent Trustee), Mitchell Mansfield and Samuel Cole. Messrs. Mansfield and Cole are interested persons of the Fund by virtue of their respective roles with BWAM.

If you have additional questions, please contact your financial advisor, a client service representative at (888) 445-6032 or visit the Fund’s website under Announcements & FAQs at: www.wildermuthfund.com. The website will be updated as additional information becomes available.

* * * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

INVESTMENT ADVISORY AGREEMENT

Between

WILDERMUTH FUND

and

BW ASSET MANAGEMENT LTD

This INVESTMENT ADVISORY AGREEMENT, made as of 1 March, 2024 between Wildermuth Fund, a Delaware statutory trust (the “Trust”), and BW Asset Management Ltd, a Cayman Islands company (the “Investment Adviser”), located at 90 North Church Street, George Town, Cayman Islands.

RECITALS:

WHEREAS, the Trust is a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Trust consists, as the date hereof, only of a single undivided investment portfolio (the “Fund”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Appointment.

The Trust appoints the Investment Adviser as investment adviser with respect to the Fund’s assets for the period and on the terms set forth in this Agreement, and the Investment Adviser accepts such appointment.

2. Authority and Duties of the Investment Adviser.

(a)	The Investment Adviser, or an affiliate of the Investment Adviser (“Investment Adviser Affiliate”), to the extent permitted by applicable laws, rules and regulatory interpretations, agrees to liquidate the Fund’s assets in accordance with the Plan of Liquidation (the “Liquidation Plan”) adopted by the Board of Trustees of the Trust (the “Board”), the terms of which may be updated as mutually agreed between the Adviser and the Board.

(b)	The Trust constitutes and appoints the Investment Adviser as the Fund’s true and lawful representative and attorney-in-fact, with full power of delegation (to any one or more permitted sub-advisers), in the Fund’s name, place and stead, to make, execute, sign, acknowledge and deliver all subscription and other agreements, contracts and undertakings on behalf of the Fund as the Investment Adviser may deem necessary or advisable for implementing the Liquidation Plan. Any delegation of duties pursuant to this paragraph shall comply with all applicable provisions of Section 15 of the Investment Company Act , except to the extent otherwise permitted by any exemptive order of the U.S. Securities and Exchange Commission (“SEC”), or similar relief.

(c)	The Fund may delegate to the Investment Adviser, subject to revocation at the discretion of its Board, the responsibility for voting proxies relating to the Fund’s portfolio securities pursuant to written proxy voting policies and procedures established by the Investment Adviser. Notwithstanding such delegation, with respect to securities issued by an investment vehicle or fund in which the Fund may invest in the future and that is managed by the Investment Adviser, or an Investment Adviser Affiliate, the Fund will reserve the right, and will not delegate responsibility to the Investment Adviser, to vote any proxies relating to such securities, pursuant to applicable law including the Investment Company Act.

(d)	The Investment Adviser agrees that it will discharge its responsibilities under this Agreement subject to the supervision of the Board and in accordance with the terms hereof, the Trust’s Agreement and Declaration of Trust and Bylaws, the Liquidation Plan, the Investment Company Act, the applicable rules and regulations of the SEC and other applicable federal and state laws, and any policies determined by the Board, all as from time to time in effect.

(e)	Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and, to the extent required by the Investment Company Act and the rules and regulations thereunder, subject to any applicable guidance, exemptive order or interpretation of the SEC or its staff, by the shareholders of the Fund, the Investment Adviser may, from time to time, delegate to a sub-adviser any of the Investment Adviser’s duties under this Agreement, including the management of all or a portion of the assets being managed. In all instances, however, the Investment Adviser must oversee the provision of delegated services, the Investment Adviser must bear the separate costs of employing any sub-adviser (provided that the Fund will remain responsible for its own expenses, as described in Section 4 below), and no delegation will relieve the Investment Adviser of any of its obligations under this Agreement. The Investment Adviser agrees that it will not exercise investment power with respect to any investments in equity securities, including any equity securities within the meaning of Rule 13d-1 under the Securities Exchange Act of 1934, as amended, made on the Fund’s behalf by any sub-adviser retained by the Investment Adviser in accordance with this Section 2(c).

3. Fees.

(a)	The Fund will pay to the Investment Adviser, as compensation for the services rendered, a management fee (“Management Fee”).

(b)	The Management Fee is calculated monthly and payable quarterly. The Management Fee is calculated at the annual rate of 2.00% of the Fund’s net assets as of the close of last business day of each month In the event the Investment Adviser is not acting as such for an entire quarter, the Management Fee payable by the Fund for the quarter shall be prorated to reflect the portion of the quarter in which the Investment Adviser is acting as such under this Agreement. For the avoidance of doubt, the Investment Adviser may, within its discretion, waive and/or otherwise limit any portion of its fees for any time period and may recoup such waived fees in subsequent periods as may be disclosed to shareholders and approved by the Board from time to time.

4. Expenses.

(a)	Other than as specifically indicated in this Agreement, the Investment Adviser shall not be required to pay any expenses of the Fund. The Investment Adviser shall bear its own operating and overhead expenses attributable to its duties hereunder (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses); provided, however, that the Fund, and not the Investment Adviser, shall bear travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto. The Fund is not responsible for the overhead expenses of the Investment Adviser.

(b)	The Fund will bear all of the legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares. The Fund will bear all of its own expenses, including, but not limited to, ordinary administrative and operating expenses, including the Management Fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), custodial costs, and interest charges; professional fees (including, without limitation, expenses of consultants, experts, and specialists); fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares of beneficial interest; compensation of certain officers of the Fund and members of the Fund’s Board who are not directors, officers or employees of the Investment Adviser or of any “affiliated person” (other than a registered investment company) of the Investment Adviser; legal expenses; accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities; and all filing costs, fees, travel expenses and any other expenses which are directly related to the investment of the Fund’s assets. The Fund will pay any extraordinary expenses it may incur, including any litigation expenses. Nothing in this paragraph 4(b) shall limit the generality of the first sentence of paragraph 4(a) of this Agreement. As used in this Agreement, the term “affiliated person” has the meaning set forth in the Investment Company Act.

(c)	The Investment Adviser will place orders either directly with the issuer or with brokers or dealers selected by the Investment Adviser. In the selection of such brokers or dealers and the placing of such orders, the Investment Adviser will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Investment Adviser, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. The Investment

Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser’s overall responsibilities with respect to the Fund and/or to other clients of the Investment Adviser as to which the Investment Adviser exercises investment discretion. In no instance, however, will the Fund’s securities be purchased from or sold to the Investment Adviser, or any “affiliated person” thereof, except to the extent permitted by the SEC or by applicable law.

5. Other Activities and Investments.

(a)	The Investment Adviser and its affiliates and any of their respective members, partners, officers, and employees shall devote so much of their time to the affairs of the Fund as in the judgment of the Investment Adviser the conduct of its business shall reasonably require, and none of the Investment Adviser or its affiliates shall be obligated to do or perform any act or thing in connection with the business of the Fund not expressly set forth herein.

(b)	The services of the Investment Adviser to the Fund are not to be deemed exclusive, and the Investment Adviser is free to render similar services to others so long as its services to the Fund are not impaired thereby. To the extent that affiliates of, or other accounts managed by, the Investment Adviser invest in underlying funds or other investment opportunities that limit the amount of assets and the number of accounts that they will manage, the Investment Adviser may be required to choose between the Fund and other accounts or affiliated entities in making allocation decisions. The Investment Adviser will make allocation decisions in a manner it believes to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Fund or the size or position obtainable for or disposed by the Fund. Nothing herein contained in this Section 5 shall be deemed to preclude the Investment Adviser or its affiliates from exercising investment responsibility, from engaging directly or indirectly in any other business or from directly or indirectly purchasing, selling, holding or otherwise dealing with any securities of underlying funds or other investment opportunities for the account of any such other business, for their own accounts, for any of their family members or for other clients.

(c)	It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Investment Adviser, and in any person controlled by or under common control with the Investment Adviser, and that the Investment Adviser and any person controlled by or under common control with the Investment Adviser may have an interest in the Fund. It is also understood that the Investment Adviser and any person controlled by or under common control with the Investment Adviser may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

6. Reports and Other Information.

(a)	The Fund and the Investment Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with respect to their affairs as each may reasonably request. The Investment Adviser further agrees to furnish to the Fund, if applicable, the same such documents and information pertaining to any sub-adviser as the Fund may reasonably request.

(b)	Any records required to be maintained and preserved pursuant to the provisions of the Investment Company Act, including Rule 31a-1 and 31a-2 thereunder, which are prepared or maintained by the Investment Adviser (or any sub-adviser) on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request. The Investment Adviser further agrees to preserve the necessary records for the periods prescribed in Rule 31a-2 under the Investment Company Act.

7. Scope of Liability; Indemnification.

(a)	In the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser and any Investment Adviser Affiliate, or reckless disregard of its obligations and duties hereunder, the Investment Adviser and any Investment Adviser Affiliate shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder. The Fund shall, to the fullest extent permitted by law, indemnify and save harmless the Investment Adviser, the Investment Adviser Affiliate, their affiliates and any of their respective partners, members, directors, officers, employees or shareholders (the “Indemnitees”) from and against any and all claims, liabilities, damages, losses, costs and expenses, that are incurred by any Indemnitee and that arise out of or in connection with the performance or non-performance of or by the Indemnitee of any of the Investment Adviser’s or Investment Adviser Affiliate’s responsibilities hereunder, provided that an Indemnitee shall be entitled to indemnification hereunder only if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Fund; provided, however, that no Indemnitee shall be indemnified against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Indemnitee’s duties under this Agreement (“disabling conduct”). An Indemnitee is entitled to indemnification hereunder only upon (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnitee was not liable by reason of disabling conduct or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the Indemnitee was not liable by reason of disabling conduct by either (A) the vote of a majority of the Trustees who are not parties to the proceeding; or (B) legal counsel selected by a vote of a majority of the Board, further provided that such counsel’s determination be written and provided to the Board.

(b)	Expenses, including reasonable counsel fees incurred by the Indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of a proceeding upon receipt by the Fund of an undertaking by or on behalf of the Indemnitee to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Agreement. As used in this Agreement, the term “interested person” shall have the same meaning set forth in the Investment Company Act.

(c)	For the avoidance of doubt, and notwithstanding any provision in this Agreement to the contrary, the Investment Adviser shall not be responsible and/or liable for:

(i)	any past, present or future acts, omissions, conduct or lack of conduct of Wildermuth Advisory, LLC, their affiliates and any of their respective partners, members, directors, officers, employees, owners or shareholders regarding: (A) the Fund, (B) the Fund’s past or current assets, or (C) any transaction, circumstance or situation involving the Fund that existed or arose prior to the assumption of duties by the Investment Adviser under this Agreement; or

(ii)	any past or present actions, omissions, conduct or lack of conduct of the Trust, the Fund, the Fund’s officers or members of its Board, their affiliates, agents or service providers or any of their respective partners, members, directors, officers, employees, owners or shareholders regarding the Fund, its past or current assets or any transaction, circumstance or situation involving any or all of the foregoing that existed or arose prior to the assumption of duties by the Investment Adviser under this Agreement.

8. Independent Contractor.

(a)	For all purposes of this Agreement, the Investment Adviser shall be an independent contractor and not an employee or dependent agent of the Fund; nor shall anything herein be construed as making the Fund a partner or co-venturer with the Investment Adviser or any of its affiliates or clients. Except as provided in this Agreement, the Investment Adviser shall have no authority to bind, obligate or represent the Fund.

9. Key Person Event

(a)	If at any time, Mitchell Mansfield (“Key Person”) ceases to either (a) be employed by the Investment Adviser or its Affiliates or (b) devote such time as is reasonably necessary to adequately manage the Fund, then: (i) the Investment Adviser shall inform the Board within five (5) days of such cessation; (ii) the Investment Adviser shall have a maximum time of ninety (90) days to find the replacement for such Key Person who have become subject to such event (any replacement so proposed, the “Proposed Replacement Key Person”) to the satisfaction of the Investment Adviser; (iii) as and when the Investment Adviser identifies a Proposed Replacement Key Person, the Investment Adviser shall immediately advise the Board of the Proposed Replacement Key Person and provide the Board with all information reasonably required by the Board to assess the Proposed Replacement Key Person, following which the Board may convey its approval or objections if any, to such replacement and communicate its grounds for objection or rejection with the rationale for the same. The Investment Adviser may propose any number of Proposed Replacement Key Person during such ninety (90) day period.

(b)	Without prejudice to the ability for the Investment Adviser to be removed at any time in accordance with the terms of this Agreement, if the majority of the Board does not approve a Proposed Replacement Key Person by, or no Proposed Replacement Key Persons have been proposed at, the end of the ninety (90) day period, this agreement may be terminated with immediate effect.

10. Term; Termination; Renewal.

(a)	This Agreement shall become effective as of the date of its execution, and

i.	unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the members of the Board of the Fund who are not “interested persons” of the Fund or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval;

ii.	this Agreement may at any time be terminated on sixty days’ written notice to the Investment Adviser either by vote of the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund;

iii.	this Agreement shall automatically terminate in the event of its assignment; and

iv.	this Agreement may be terminated by the Investment Adviser on sixty days’ written notice to the Fund.

(b)	Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty. For purposes of this Section 10, the terms “assignment,” “interested persons,” and “vote of a majority of the outstanding voting securities” shall have their respective meanings defined in the Investment Company Act, subject, however, to such exemptions or no-action positions as may be granted by the Securities and Exchange Commission or its staff under the Investment Company Act.

11. Amendment; Modification; Waiver.

This Agreement shall not be amended, nor shall any provision of this Agreement be considered modified or waived, unless evidenced by a writing signed by the parties hereto, and in compliance with applicable provisions of the Investment Company Act.

12. Notices.

Except as otherwise provided herein, all communications hereunder shall be in writing and shall be delivered by mail, hand delivery or courier, or sent by telecopier or electronically to the requisite party, at its address as specified by such party.

13. Governing Law.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware which are applicable to contracts made and entirely to be performed therein, without regard to the place of performance hereunder.

14. Fund Obligations.

This Agreement is made by the Trust, on behalf of the Fund, and executed on behalf of the Fund by an officer, and the obligations created hereby are not binding on any of the shareholders Trustees, employees, or agents, whether past, present, or future, of the Trust or the Fund individually, but bind only the assets and property of the Fund.

15. Counterparts.

This Agreement may be executed in multiple counterparts all of which counterparts together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BW Asset Management Ltd

By:	/s/ Mitchell Mansfield
Name: Mitchell Mansfield
Title: Director

WILDERMUTH FUND

By:	/s/ Samuel Cole
Name: Samuel Cole
Title: Trustee